AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 20, 2006
-----------------------------------------------------------------------

                           REGISTRATION NO. 333-58512

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                         POST-EFFECTIVE AMENDMENT NO.6

                                       TO

                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                NEW YORK                                  36-2608394
  (STATE OR OTHER JURISDICTION OF               (IRS EMPLOYER IDENTIFICATION
   INCORPORATION OR ORGANIZATION)                            NUMBER)

                               100 MOTOR PARKWAY,
                            HAUPPAUGE, NEW YORK 11738
                                 1-800-256-9392
         (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICE)

                           MICHAEL J. VELOTTA, ESQUIRE
                  VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               100 MOTOR PARKWAY,
                            HAUPPAUGE, NEW YORK 11738
                                 1-800-256-9392
  (NAME AND COMPLETE ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                                   Copies to:

ANGELA M. KING, ESQ.                        DANIEL J. FITZPATRICK, ESQ.
ALLSTATE LIFE INSURANCE COMPANY             MORGAN STANLEY DW INC.
OF NEW YORK                                 1585 BROADWAY
3100 SANDERS ROAD, SUITE J5B                NEW YORK, NY 10036.
NORTHBROOK, IL 60062

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: The annuity contracts and interests thereunder covered by this registration statement are to be issued promptly and from time to time after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box, [X].

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                             Explanatory Note

Registrant is filing this post-effective amendment ("Amendment") to add a corrected Part II to the registration statement. The Part II replaces the Part II filed in Post-Effective Amendment No. 5 to the registration statement on April 5, 2006 ("Post-Effective Amendment No. 5"). The prospectii describing the Contract filed in Post-Effective Amendment No. 5 are incorporated herein by reference. The Amendment is not intended to amend or delete any part of the registration statement, except as specifically noted herein.

                                   PART II
                   INFORMATION NOT REQUIRED IN THE PROSPECTUS


ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Registrant anticipates that it will incur the following approximate expenses in connection with the issuance and distribution of the securities to be registered:

        Registration fees....................$6,250
        Cost of printing and engraving.......$375
        Legal fees...........................$4,000
        Accounting fees......................$21,000
        Mailing fees.........................$350

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

The By-laws of Allstate Life Insurance Company of New York (Registrant") provide that Registrant will indemnify all of its directors, former directors, officers and former officers, to the fullest extent permitted under law, who were or are a party or are threatened to be made a party to any proceeding by reason of the fact that such persons were or are directors or officers of Registrant, against liabilities, expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by them. The indemnity shall not be deemed exclusive of any other rights to which directors or officers may be entitled by law or under any articles of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. In addition, the indemnity shall inure to the benefit of the legal representatives of directors and officers or of their estates, whether such representatives are court appointed or otherwise designated, and to the benefit of the heirs of such directors and officers. The indemnity shall extend to and include claims for such payments arising out of any proceeding commenced or based on actions of such directors and officers taken prior to the effectiveness of this indemnity; provided that payment of such claims had not been agreed to or denied by Registrant before such date.

The directors and officers of Registrant have been provided liability insurance for certain losses arising from claims or charges made against them while acting in their capacities as directors or officers of Registrant.

ITEM 16.  EXHIBITS.

Exhibit No.    Description

(1)(a) Form of Underwriting Agreement with Morgan Stanley DW Inc. (Incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-4 Registration Statement of Northbrook Variable Annuity Account II of Northbrook Life Insurance Company (File No. 033-35412) dated December 31, 1996.)

(1)(b) Form of Principal Underwriting Agreement with ALFS, Inc. (Incorporated herein by reference to Registrant's Pre-effective Amendment No. 1 to Form S-3 Registration Statement (File No. 333-44630) dated September 14, 2000.)

(2) None

(4) Form of Allstate Life Insurance Company of New York Single Premium Deferred Annuity Contract and Application (Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement (File No.033-47245) dated April 1, 1997.)

(5) Opinion of General Counsel re: Legality. (Previously filed in Registrant's Initial Form S-3 Registration Statement (File No. 333-58512) dated April 9,
2001).

(8) None

(11) None

(12) None

(15) None

(23) Consent of Independent Registered Public Accounting Firm (Previously filed in Post-Effective Amendment No. 5 to this Registration Statement (File No. 333-58512) dated April 5, 2006.)

(24) Powers of Attorney for Marcia D. Alazraki, Vincent A. Fusco, Cleveland Johnson, Jr., John C. Lounds, Kenneth R. O'Brien, Samuel H. Pilch, John C. Pintozzi, John R. Raben, Jr., Phyllis H. Slater, Kevin R. Slawin, Casey J.
Sylla, Michael J. Velotta, Douglas B. Welch and Patricia W. Wilson filed herewith.

(25) None

(26) None

(27) Not applicable

(99)(a) Form of Resolution of Board of Directors (Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement (File No. 033-47245) dated April 1, 1997.)

(99)(b) Experts (Previously filed in Post-Effective Amendment No. 5 to this Registration Statement (File No. 333-58512) dated April 5, 2006.)

ITEM 17.  UNDERTAKINGS.

(a)  The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        Provided, however, that the undertakings set forth in paragraphs (i),
(ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

 (5) That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officers or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.





                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Northfield, State of Illinois on April 18, 2006.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (REGISTRANT)

                            By: /s/MICHAEL J. VELOTTA
                               ------------------
                               Michael J. Velotta
                  Vice President, Secretary and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 18th day of April, 2006.


*/MARCIA D. ALAZRAKI                         Director
----------------------------
Marcia D. Alazraki

*/VINCENT A. FUSCO                           Director and Chief Operations
-------------------------                    Officer
Vincent A. Fusco

*/CLEVELAND JOHNSON, JR.                     Director
-----------------------------
Cleveland Johnson, Jr.

*/JOHN C. LOUNDS                             Director and Vice President
----------------------------
John C. Lounds

*/KENNETH R. O'BRIEN                         Director
----------------------------
Kenneth R. O'Brien

*/SAMUEL H. PILCH                            Controller and Group Vice
----------------------------                 President
Samuel H. Pilch                              (Principal Accounting Officer)

*/JOHN C. PINTOZZI                           Director, Vice President and
----------------------------                 Chief Financial Officer
John C. Pintozzi                             (Principal Financial Officer)

*/JOHN R. RABEN, JR.                         Director
----------------------------
John R. Raben, Jr.

*/PHYLLIS HILL SLATER                        Director
----------------------------
Phyllis Hill Slater

*/KEVIN R. SLAWIN                            Director and Vice President
---------------------------
Kevin R. Slawin

*/CASEY J. SYLLA                             Director, Chairman of the Board
---------------------------                  and President
Casey J. Sylla                               (Principal Executive Officer)

/s/MICHAEL J. VELOTTA                        Director, Vice President, General
----------------------------                 Counsel and Secretary
Michael J. Velotta

*/DOUGLAS B. WELCH                           Director and Vice President
---------------------------
Douglas B. Welch

*/PATRICIA W. WILSON                         Director and Vice President
----------------------
Patricia W. Wilson


*/ By Michael J. Velotta, pursuant to Power of Attorney, filed herewith.




                                  EXHIBIT LIST

The following exhibit is filed herewith:

Exhibit No.            Description

(24) Powers of Attorney for Marcia D. Alazraki, Vincent A. Fusco, Cleveland Johnson, Jr., John C. Lounds, Kenneth R. O'Brien, Samuel H. Pilch, John C. Pintozzi, John R. Raben, Jr., Phyllis H. Slater, Kevin R. Slawin, Casey J.
Sylla,  Michael  J.  Velotta, Douglas B. Welch  and  Patricia  W.  Wilson